UNITED STATES OF AMERICA
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2010

CAPITAL FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter

North Dakota	0-25958	45-0404061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Main Street North, Minot, North Dakota	58703
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (701) 837-9600

(Former name or ormer address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[	]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[	]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Board of Directors of Capital Financial Holdings, Inc. has authorized the formation of a new wholly owned subsidiary, Capital Energy Resources, Inc. Capital Energy Resources, Inc. will be located in Minot, North Dakota, operate as an oil and gas operating company and seek opportunities in petroleum and natural gas exploration and production. Capital Financial Holdings, Inc. is a holding company owning all of the equity interest in Capital Financial Services, Inc., Integrity Money Management, Inc. and Capital Energy Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL FINANCIAL HOLDINGS, INC.

By: /s/ Bradley P. Wells

Bradley P. Wells

CEO, CFO & President

Dated: February 26, 2010